UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 2, 2008

People’s United Financial, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33326	20-8447891
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

850 Main Street, Bridgeport, CT	06604
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (203) 338-7171

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

(a) As previously announced, People’s United Financial, Inc. (“People’s United”) and Chittenden Corporation (“Chittenden”), completed the merger of Chittenden with and into People’s United on January 1, 2008. People’s United Bank, the principal subsidiary of People’s United (the “Bank”), has established a newly organized leadership structure that reflects the strengths of both organizations, and will focus on three core businesses: Commercial Banking, Retail & Small Business Banking, and Wealth Management. The leadership structure of the Bank is outlined below:

Board of Directors

George P. Carter is the non-executive Chairman of the Board of Directors of the Bank. He, together with the current members of the Board of Directors of the Bank, and with the addition of John K. Dwight and Mark W. Richards (both former members of the Chittenden’ board of directors), will provide oversight to the organization.

Bank Management Committee

The Bank has formed a newly established Bank Management Committee, headed by the Chief Executive Officer and comprised of the Corporate Leaders and Group Heads listed below.

Corporate Leaders

Chief Financial Officer

Philip R. Sherringham, acting Chief Executive Officer and acting President of the Bank, will continue to serve as the Chief Financial Officer of the Bank. Reporting to Mr. Sherringham in his role as Chief Financial Officer will be the Bank’s Treasurer; the Controller; the head of Financial Planning & Analysis; the Senior Financial Officer – Line Areas; and the head of Financial Services.

Kirk W. Walters, former Executive Vice President and Chief Financial Officer of Chittenden, has been appointed special advisor to Mr. Sherringham in his role as Chief Financial Officer.

Chief Administrative Officer

John P. Barnes, former Executive Vice President of Chittenden, has been appointed to serve as Senior Executive Vice President, Chief Administrative Officer, of the Bank. He will oversee the Information Technology and Direct Banking & Operations Divisions as well as Real Estate Services.

Chief Credit Officer

David A. Bodor, formerly Senior Vice President and Chief Credit Officer of the Bank, is now Executive Vice President and Chief Credit Officer responsible for all commercial and retail credit policies and asset quality. He chairs the Bank’s Credit Policy Committees and oversees the Bank’s appraisal management and commercial loan workout areas.

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General Counsel

William T. Kosturko, Chief Legal Officer and General Counsel of the Bank, who also has reporting to him Internal Audit, Loan Review, Operational Risk and Business Continuity Planning, will be taking a temporary leave of absence beginning January 11 to care for an ill family member. In his absence, Robert E. Trautmann, formerly First Vice President of the Bank and now Senior Vice President and Deputy General Counsel, will assume the role of acting General Counsel with responsibility on a temporary basis for Internal Audit, Loan Review, Operational Risk and Business Continuity Planning.

Organization Effectiveness Officer

Henry R. Mandel holds the position of Executive Vice President, Organization Effectiveness, and has responsibility for enterprise Human Resources, including Compensation and Benefits, Workforce Planning, Talent Management, Employee Strategy and Learning & Development. The Corporate Communications department also reports to Mr. Mandel.

Group Heads

Commercial Banking Group

Brian F. Dreyer, formerly Executive Vice President of the Bank’s Commercial Division, now holds the position of Senior Executive Vice President of the Commercial Banking Group. He is responsible for commercial and industrial lending, commercial real estate lending, and People’s Capital & Leasing Corp. Mr. Dreyer’s areas of responsibility also include the Business Services Group sales force as well as the asset-based lending and indirect auto lending areas.

Wealth Management Group

Louise T. Sandberg, formerly Senior Vice President, Personal Financial Management Services at Chittenden Bank, now is Senior Executive Vice President of the Wealth Management Group. Ms. Sandberg will have responsibility for both People’s Securities, Inc. and Chittenden Securities LLC, the Bank’s retail brokerage subsidiaries; the former Chittenden Private Banking area; the People’s United Wealth Management & Trust department; the former Chittenden Retirement Products; as well as Insurance Services, composed of Chittenden Insurance Group and R.C. Knox/Beardsley, Brown & Bassett.

Retail and Small Business Banking Group

Robert R. D’Amore, formerly Executive Vice President of People’s United Marketing & Regional Banking Division, now serves as Senior Executive Vice President of the Retail and Small Business Banking Group for the Bank. In this position, all Market Leaders (described below) and the heads of the Consumer Deposit Products, Residential and Consumer Lending, and Customer Experience/Operations areas will report to Mr. D’Amore.

Market Leaders

The Bank’s Connecticut franchise now is divided into two market areas led by individual division presidents. These division presidents, together with the presidents of the former Chittenden family of banks, will report to Robert R. D’Amore. To ensure uniformity of strategy execution, the heads of Commercial Banking and Wealth Management in all of the former Chittenden family

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of banks will have additional dotted line reporting relationships to Brian Dreyer and Louise Sandberg, respectively. The presidents of these banks include:

•	Michael Seaver, who most recently served as Division Manager-Commercial Banking and Senior Lending Officer for Chittenden Bank, is now Chittenden Bank’s President;

•	James C. Garvey will continue as President, Flagship Bank and Trust Company, based in Worcester, MA;

•	Samuel A. Ladd III will continue as President, Maine Bank & Trust Company, based in Portland, ME;

•	William P. Lucy will continue as President, Merrill Merchants Bank, based in Bangor, ME;

•	Danny H. O’Brien will continue as President, Ocean Bank, based in Portsmouth, NH; and

•	Timothy P. Crimmins, Jr. will continue as President, The Bank of Western Massachusetts, based in Springfield, MA.

(b) As a result of the foregoing changes to the leadership team at the Bank, the position of Executive Vice President, Consumer Financial Services, currently held by Bryan J. Huebner, has been eliminated. Mr. Huebner will resign from the Bank effective February 28, 2008.

(c) Paul A. Perrault, former Chairman, Chief Executive Officer and President of Chittenden, entered into an employment agreement with People’s United on June 26, 2007, effective upon completion of the merger of Chittenden with and into People’s United. In light of the leadership structure described above, People’s United has elected to terminate Mr. Perrault’s employment agreement and he will not be joining the leadership team of People’s United.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

People’s United Financial, Inc.
(Registrant)

Date: January 2, 2008	By:	/s/ Philip R. Sherringham
(Signature)

	Name:	Philip R. Sherringham
	Title:	Acting President and Chief Executive Officer

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